Exhibit 32.1

                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Health & Nutrition Systems International, Inc. (the "Company") on Form 10-QSB for the quarterly period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher Tisi, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                               Health & Nutrition Systems International, Inc.


                               /s/Christopher Tisi
                               -------------------------
                               Christopher Tisi
                               Chief Executive Officer
                               May 17, 2004